                                                                    EXHIBIT 10.5


                      EIGHTH AMENDMENT TO MASTER AMENDMENT
                         TO LOAN DOCUMENTS AND AGREEMENT


         THIS EIGHTH AMENDMENT TO MASTER AMENDMENT TO LOAN DOCUMENTS AND AGREEMENT is made and entered into by and between AMSOUTH BANK, successor in interest by merger to First American National Bank (hereinafter referred to as "AmSouth" or as "First American"), ADVOCAT INC., a Delaware corporation (herein referred to as "Advocat"), DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation and wholly-owned subsidiary of Advocat ("DMS"), ADVOCAT FINANCE, INC., a Delaware corporation and wholly-owned subsidiary of DMS ("AFI"), DIVERSICARE LEASING CORP., a Tennessee corporation and wholly-owned subsidiary of AFI ("DLC"), ADVOCAT ANCILLARY SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("AAS"), DIVERSICARE GENERAL PARTNER, INC., a Texas corporation and wholly-owned subsidiary of DLC ("DGP"), FIRST AMERICAN HEALTH CARE, INC., an Alabama corporation and wholly-owned subsidiary of DLC ("FAHC"), DIVERSICARE LEASING CORP. OF ALABAMA, an Alabama corporation and wholly-owned subsidiary of DLC ("DLCA"), ADVOCAT DISTRIBUTION SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("ADS"), DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation and a wholly-owned subsidiary of AFI ("DALS"), DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company formed by DMS and DALS ("DALS-NC"), DIVERSICARE ASSISTED LIVING SERVICES, NC I, LLC, a Delaware limited liability company ("DALS-NC I"), DIVERSICARE ASSISTED LIVING SERVICES, NC II, LLC, a Delaware limited liability company ("DALS-NC II") both of DALS-NC I and DALS-NC II being subsidiary entities of DALS-NC, STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation and wholly-owned subsidiary of DLC ("SHCM"), DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company ("DAO"), DIVERSICARE GOOD SAMARITAN, LLC, a Delaware limited liability company ("DGS"), DIVERSICARE PINEDALE, LLC, a Delaware limited liability company ("DP"), DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company ("DWH"), DIVERSICARE HARTFORD, LLC, a Delaware limited liability company ("DH"), DIVERSICARE BRIARCLIFF, LLC, a Delaware limited liability company ("DB"), each of DAO, DGS, DP, DWH, DH, and DB being subsidiary entities of DLC (Advocat and all of its direct and indirect subsidiaries, as identified hereinabove, being sometimes referred to herein collectively as the "Debtors," whether in their capacity as a Borrower, Guarantor, Pledgor, Subsidiary or otherwise, as defined in the Loan Documents referred to below).

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of Master Credit and Security Agreement dated as of December 27, 1996 (the Master Credit and Security Agreement, as amended as herein set forth, being herein called the "Master Credit and Security Agreement"), First American and GMAC Commercial Mortgage Corporation, a California corporation being one and the same as GMAC-CM Commercial Mortgage Corporation ("GMAC") agreed to provide to DMS the Credit Facility (as defined therein), to consist of a $10,000,000.00 line of credit for working capital to be funded by First American (the "Working Capital Line"), and a $40,000,000.00 non-revolving line of credit for acquisitions and refinancings of Projects, as defined in the Master Amendment, to be funded by GMAC, and Advocat and each then-existing direct and indirect subsidiary of Advocat agreed to and did execute a full and unconditional Guaranty and Suretyship Agreement of all indebtedness incurred by DMS thereunder (each party so executing a Guaranty and Suretyship Agreement, together with the parties thereafter executing a Guaranty and Suretyship Agreement, as hereinafter set forth, are herein sometimes called a "Guarantor" or collectively "Guarantors", and the Guaranty and Suretyship Agreements are herein sometimes called a "Guaranty and Suretyship Agreement" or collectively the "Guaranty and Suretyship Agreements"); and

         WHEREAS, pursuant to the terms of Master Amendment to Loan Documents and Agreement executed on November 8, 2000 by AmSouth, certain Debtors then existing and GMAC and dated as of October 1, 2000 (the Master Amendment to Loan Documents and Agreement, executed by the parties on November 8, 2000 and dated as of October 1, 2000, as amended by that First Amendment to Master Amendment to Loan Documents and Agreement executed by the parties on November 28, 2000 and dated as of October 1, 2000, and as amended by that Second Amendment to Master Amendment to Loan Documents and Agreement executed by the parties to be effective as of December 15, 2002 (the "Second Amendment"), and as amended by that Third Amendment to Master Amendment to Loan Documents and Agreement executed by the Debtors and AmSouth to be effective as of July 11, 2003 (the "Third Amendment"), and as amended by that Fourth Amendment to Master Amendment to Loan Documents and Agreement executed by the Debtors and AmSouth to be effective as of April 16, 2004 (the "Fourth Amendment"), and as amended by that Fifth Amendment to Master Amendment and Loan Documents and Agreement executed by the Debtors and AmSouth to be effective as of October 29, 2004 (the "Fifth Amendment"), and as amended by that Sixth Amendment to Master Amendment to Loan Documents and Agreement executed by the Debtors and AmSouth as of January 29, 2005, and as amended by that Seventh Amendment to Master Amendment to Loan Documents and Agreement executed by the Debtors and AmSouth as of August 31, 2005, and as further amended as herein set forth, being herein called the "Master Amendment"), AmSouth agreed to modify the Master Credit and Security Agreement, the Indebtedness and the Loan Documents ("Indebtedness" and "Loan Documents" being defined in the Master Amendment); and

         WHEREAS, pursuant to the terms of the Master Amendment, in order to renew the Indebtedness defined as the "NC Bridge Note" in the Master Amendment, DALS executed a Renewal Promissory Note dated October 1, 2000 in the amount of $9,412,383.87, which was further modified and extended by eight (8) separate amendments to the Modified Revolving Note executed by DALS and AmSouth in December 2000, December 15, 2002, July 11, 2003, January 9, 2004, April 16, 2004, July 16, 2004, October 29, 2004, and January 29, 2005 (the Renewal Promissory Note and all amendments, modifications and extensions thereto are herein referred to collectively as the "NC Bridge Loan Note"); and

         WHEREAS, pursuant to the terms of the Master Amendment, in order to renew and replace the "Original Overline Note," as defined in the Master Amendment, DMS executed a Renewal Promissory Note (Overline Facility) dated October 1, 2000 in the amount of $3,500,000.00, which was further modified and extended by eight (8) separate amendments to the Modified Revolving Note executed by DMS and AmSouth in December 2000, December 15, 2002, July 11, 2003, January 4, 2004, April 16, 2004, July 16, 2004, October 29, 2004, and

January 29, 2005 (the Renewal Promissory Note (Overline Facility) and all amendments, modifications and extensions thereto are herein referred to collectively as the "Overline Note"); and

         WHEREAS, pursuant to the terms of the Fifth Amendment, in order to renew, reduce, modify, extend and replace the December 15, 2002 Reduced and Modified Renewal Revolving Promissory Note dated in the amount of $4,500,000.00 and executed by DMS (as amended, modified and extended pursuant to five (5) separate amendments executed by DMA and Amsouth on July 11, 2003, August 2, 2003, January 9, 2004, April 16, 2004 and July 11, 2004,) which Reduced and Modified Renewal Revolving Promissory Note replaced the December 27, 1996 Revolving Promissory Note in the amount of $10,000,000.00 as set forth in the Master Amendment, DMS executed a Replacement Reduced and Modified Renewal Revolving Promissory Note in the principal amount of $2,500,000.00 on October 29, 2004 as amended, modified, reduced and extended pursuant to that First Amendment to Replacement Reduced and Modified Renewal Revolving Promissory Note executed by DMS and AmSouth as of January 29, 2005, (the Replacement Modified Renewal Revolving Promissory Note and all subsequent amendments, modifications and extensions thereto are herein referred to collectively as the "Modified Revolving Note") (the NC Bridge Loan Note, the Overline Note and the Modified Revolving Note are herein sometimes referred to collectively as the "Notes"); and

         WHEREAS, the Notes matured on January 29, 2006, and Debtors have failed to satisfy the indebtedness arising thereunder; and

         WHEREAS, the Wausau Letter of Credit as defined in the Sixth Amendment, remains issued and outstanding and, for so long as any Indebtedness remains outstanding, AmSouth shall continue to have a first priority security interest in AmSouth Time Deposit Account Number 5329822777 in the name of Advocat; and

         WHEREAS, the Indebtedness and Loan Documents are fully enforceable and are not subject to any defense or counterclaim, or any claim of setoff or recoupment; and

         WHEREAS, the Debtors are presently in default of the Indebtedness and their respective obligations arising under the Loan Documents and Debtors have again represented to AmSouth that because of their financial conditions, they are unable to pay the full amount of their liability for the Indebtedness; and

         WHEREAS, AmSouth has agreed to further extend the maturity dates of the Notes, and AmSouth has agreed to temporarily forbear from exercising its remedies upon default subject to the terms and conditions herein set forth; and

         WHEREAS, each of the parties acknowledges that it has been represented by counsel in connection with the negotiation and execution of this Agreement, that the same represents an arms-length transaction, and that each of the other parties has acted in good faith in the making of this Agreement; and

         WHEREAS, all terms capitalized herein, but not specially defined herein, are intended to have the meanings ascribed to them in the Loan Documents, unless the context clearly indicates otherwise; and

         WHEREAS, the parties stipulate and agree that the facts recited hereinabove are true and correct; and

         WHEREAS, the parties have agreed to modify the Indebtedness and Loan Documents, and have otherwise agreed all as more particularly set forth herein.

         NOW, THEREFORE, for and in consideration of the foregoing recitals (all of which are incorporated herein as agreements, representations, warranties or covenants of the Debtors), the payment of a commitment fee by Debtors to AmSouth as set forth below, of the mutual covenants and promises contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby covenant, amend and agree as follows:

         1. The Modified Revolving Note is hereby amended to extend the Maturity Date from January 29, 2006 to January 26, 2007 and modify the interest rate, pursuant to the Second Amendment to Replacement Reduced and Modified Renewal Revolving Promissory Note executed by DMS and AmSouth of even date herewith. The parties acknowledge that as of the effective date hereof, the outstanding principal balance of the Modified Revolving Note is $-0-.

         2. The NC Bridge Loan Note is hereby amended to change the Maturity Date defined therein from January 29, 2006 to April 29, 2007, and to modify the interest rate and the amount of the monthly payments due thereunder in accordance with the Ninth Amendment to Renewal Promissory Note executed by AmSouth and DALS of even date herewith. The parties agree that as of the effective date hereof, the outstanding principal balance of the NC Bridge Loan
Note is $2,211,889.88.

         3. The Overline Note is hereby amended to change the Maturity Date defined therein from January 29, 2006 to January 29, 2008 and to modify the amount of the monthly payments due thereunder in accordance with the Ninth Amendment to Renewal Promissory Note (Overline Facility) executed by AmSouth and DMS of even date herewith. The parties agree that as of the effective date hereof, the outstanding principal balance of the Overline Note is $3,051,991.67.

         4. The Default Rate, as defined in the Master Credit and Security Agreement set forth in the Notes, will remain in the amount set forth in paragraph 4 of the Sixth Amendment.

         5. Debtors acknowledge that they are presently in default of or are not in compliance with certain covenants appearing in the Master Credit and Security Agreement including but not limited to Section 5.1(c)(e)(o)(v), Section 5.2 (g),
Section 5.3(o)(s)(ab), and Section 5.4(g)(h). Provided that hereafter there exists no other default under the Master Amendment or the Loan Documents, as amended, AmSouth expressly agrees to forbear from exercising its remedies arising as a result of such default or noncompliance with such covenants by Debtors but only until January 29, 2008.

         6. The Financial Covenants set forth in Paragraph 2 (c) of the Master Amendment are hereby deleted and the Debtors shall comply with the following financial covenants so long as any Indebtedness due hereunder remains outstanding:

                  (a) Debtors shall maintain a minimum Fixed Charge Coverage Ratio of not less than 1.10 to 1.0 at all times, tested quarterly on a four-quarter trailing basis beginning with the quarter ending December 31, 2005. For purposes of this covenant only, "Fixed Charge Coverage Ratio" shall mean Net Income from Continuing Operations as reported on Advocat's 10K and 10Q filings with the SEC or loss resulting from continuing operations (excluding non-cash provisions or gains for professional liabilities) plus depreciation and amortization expenses and other non-cash charges, plus interest expense plus lease and rent expense minus Payments of Professional Liability Costs, as shown on Advocat's 10K and 10Q filings, from statement of cash flows divided by the sum of interest expense, Scheduled Annual Principal Payments Under Third Party Notes and lease and rent expense. For purposes of this covenant only, "Scheduled Annual Principal Payments Under Third Party Notes" shall mean all monthly, quarterly or other interim payments of principal made by Debtors, or any of them, pursuant to the terms of any promissory note held by a third party creditor, but shall not include that amount of a "balloon" principal payment due under any such third party note on the date of the maturity as set forth in such note, which amount exceeds the average of all principal payments made or due and owing during the year immediately preceding such maturity date.

                  (b) Debtors shall maintain a Funded Debt to Adjusted EBITDA ratio of 4.25 to 1.0 or less tested quarterly on a four-quarter tailing basis beginning with the quarter ended on December 31, 2005. For purposes of this covenant, Funded Debt have the same meaning as set forth in Section 1.1 y of the Master Credit and Security Agreement, except that Funded Debt shall exclude letters of credit that are secured by cash, such as the Wausau Letter of Credit, and shall exclude the Omega Preferred Stock Series B Redeemable Convertible Preferred Stock, and shall include all interest bearing debt obligations and professional liability settlement obligations, including but not limited to structured settlements reported on Debtors consolidated balance sheet. Adjusted EBITDA shall be defined as "net income from continuing operations plus income tax expense (or less income tax benefit) plus depreciation and amortization expense plus interest expense, plus provisions for professional liability (or less reductions in professional liability obligations reported), minus Payments of Professional Liability Costs, as defined above.

         7. Debtors represent to AmSouth that since they have no right to request advances or loans from GMAC under the Acquisition Line or the Acquisition Note, as defined in the Master Credit and Security Agreement, GMAC is not required to join in the execution of this document or to execute any of the Loan Documents now or hereafter executed by and between AmSouth and the Debtors or any of them. Debtors shall cause GMAC to execute any amendments or replacements to the Intercreditor Agreement dated December 27, 1996 and executed by AmSouth, GMAC and the Debtors, as subsequently amended (the "Intercreditor Agreement") as required by AmSouth in order to protect AmSouth's interests hereunder. Debtors acknowledge that the failure of GMAC to consent in writing to this Agreement or to the execution of such intercreditor agreement will not result in a waiver of any of the Debtors' obligations hereunder.

         8. All indebtedness and obligations now or hereafter owing to AmSouth by Advocat, DMS, DALS-NC, or any other of the Debtors, or any combination thereof, including but not limited to the Indebtedness, whether evidenced by the Wausau Letter of Credit remaining outstanding, the Overline Note, the NC Bridge Loan Note, or the Modified Revolving Note shall be guaranteed by all of Debtors and shall continue to be evidenced by the Additional Continuing Guaranty and Suretyship Agreements which shall continue in full force and effect.

         9. A default in any of the Loan Documents, this instrument, any additional instruments and documents executed pursuant hereto, or in any indebtedness or obligation now or hereafter owing by any, some or all of Debtors to AmSouth, shall, at the option of AmSouth, constitute a default in any or all of the Loan Documents or indebtedness now or hereafter owing by any, some or all of the Debtors to AmSouth, provided that as between AmSouth and GMAC the further provisions of the Intercreditor Agreement shall be applicable.

         10. Upon execution of this Amendment, Advocat shall pay a commitment fee to AmSouth in the total amount of $20,000.00 for the commitment and obligations of AmSouth.

         11. As of the Effective Date hereof, the Debtors each hereby acknowledge and confirm that the terms of the Master Credit and Security Agreement, as amended, and the Master Amendment, as amended, remain in full force and effect. In addition, the parties delete Section 12 of the Third Amendment and insert the following language instead:

         The Debtors expressly agree that they shall provide AmSouth, at the request of AmSouth, with copies of all monthly or other periodic operating, financial or restructuring status reports that are generated by any Debtor for the senior management of any Debtor or any of Debtors' boards of directors when provided to management or the boards of directors. The Debtors shall provide AmSouth with weekly written reports, unless AmSouth, in its sole discretion has approved a verbal report regarding the following: (i) negotiations or discussions regarding the sale of any Debtor entities or assets owned by any Debtor, (ii) negotiations with other secured creditors of Debtors, and (iii) other information as AmSouth may reasonably request to be included in the weekly report. Debtors shall provide AmSouth, at AmSouth's request with monthly borrowing base reports and monthly aging reports of accounts receivable and accounts payable, monthly (within 30 days) consolidated income statements, balance sheets and cash flow statements prepared in conformity with GAAP, inclusive of management's analysis and discussion of operating, and financial results and activities. At AmSouth's request, Debtors shall also provide AmSouth with a monthly compliance certificate evidencing that the Debtors are in compliance with their obligations under this Agreement. Debtors shall provide AmSouth with quarterly (within 45 days) and annually (within 90 days) consolidated income statements, balance sheets and cash flow statements prepared in conformity with GAAP, inclusive of management's analysis and discussion of operating, and financial results and activities Debtors shall provide AmSouth with quarterly (within 45 days) and annual (within 90 days) compliance certificates evidencing that the Debtors are in compliance with their obligations under this Agreement. AmSouth representatives, accountants, consultants, attorneys or other professionals shall have reasonable access to the premises, upon reasonable advance notice, and books and records of the Debtors for the purpose of (i) inspecting the collateral of the AmSouth and (ii) reviewing and copying such books and records as reasonably determined by AmSouth.

         12. Debtors further covenant and agree that, upon execution of this Agreement, they will cause to be paid all of the fees and expenses incurred by AmSouth, its agents, attorneys, accountants, appraisers, employees and representatives, pursuant to all actions contemplated by the Loan Documents no later than fifteen (15) days after presentment of invoices for such fees and expenses to Debtors by AmSouth. Failure of Debtors to timely pay such invoices shall constitute a default hereunder.


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

         13. The indebtedness evidenced by the Modified Revolving Note, the Overline Note, and the NC Bridge Loan Note, may be prepaid at any time without premium or other prepayment penalty.

         14. The Master Credit and Security Agreement, as amended, and any other Loan Documents affected hereby, are amended to the extent necessary to conform such instruments and documents to the provisions set forth herein.

         15. Debtors hereby acknowledge and stipulate that none of them has any claims or causes of action against AmSouth of any kind whatsoever. Debtors hereby release AmSouth, and AmSouth's officers, directors, employees, representatives, agents, attorneys, accountants and consultants. from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or non-liquidated, disputed or undisputed, known or unknown, which Debtors, or any of them, has or which arises out of any acts or omissions occurring prior to the execution of this Agreement relating in any way to any event, circumstances, action or failure to act from the beginning of time to the execution of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this instrument to be effective January 29, 2006.

                         AMSOUTH BANK, successor in interest by merger to First American National Bank


                         By: /s/ Tim McCarthy, Sr.
                             --------------------------------------------------
                                  Tim McCarthy, Sr. Vice President


                         DIVERSICARE MANAGEMENT SERVICES CO., a
                         Tennessee corporation


                         By: /s/ L. Glynn Riddle, Jr.
                             --------------------------------------------------
                                  L. Glynn Riddle, Jr., Chief Financial Officer


                         ADVOCAT INC., a Delaware corporation


                         By: /s/ L. Glynn Riddle, Jr.
                             --------------------------------------------------
                                  L. Glynn Riddle, Jr. Chief Financial Officer

                          DIVERSICARE LEASING CORP.,
                          a Tennessee corporation


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          ADVOCAT ANCILLARY SERVICES, INC.,
                          a Tennessee corporation


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          DIVERSICARE GENERAL PARTNER, INC., a Texas corporation


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          FIRST AMERICAN HEALTH CARE, INC.,
                          an Alabama corporation


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          ADVOCAT FINANCE, INC., a Delaware corporation


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          DIVERSICARE LEASING CORP. OF ALABAMA, INC., an Alabama corporation


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer

                          ADVOCAT DISTRIBUTION SERVICES, INC.,
                          a Tennessee corporation


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          STERLING HEALTH CARE MANAGEMENT, INC.,
                          a Kentucky corporation


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer

                          DIVERSICARE AFTON OAKS, LLC,
                          a Delaware limited liability company


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          DIVERSICARE GOOD SAMARITAN, LLC, a Delaware limited liability company


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          DIVERSICARE PINEDALE, LLC,
                          a Delaware limited liability company


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          DIVERSICARE WINDSOR HOUSE, LLC,
                          a Delaware limited liability company


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          DIVERSICARE HARTFORD, LLC,
                          a Delaware limited liability company


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer


                          DIVERSICARE BRIARCLIFF, LLC,
                          a Delaware limited liability company


                          By: /s/ L. Glynn Riddle, Jr.
                              --------------------------------------------------
                                   L. Glynn Riddle, Jr., Chief Financial Officer